MUTUAL FUND SERIES TRUST

(the “Trust”)

North 203rd Street, Suite 100
Elkhorn, Nebraska 68022-3474

AlphaCentric Income Opportunities Fund Class A: IOFAX Class C: IOFCX Class I: IOFIX
AlphaCentric LifeSci Healthcare Fund Class A: LYFAX Class C: LYFCX Class I: LYFIX
AlphaCentric SWBC Municipal Opportunities Fund (formerly AlphaCentric Municipal Opportunities Fund) Class A: MUNAX Class C: MUNCX Class I: MUNIX
AlphaCentric Premium Opportunity Fund Class A: HMXAX Class C: HMXCX Class I: HMXIX
AlphaCentric Robotics and Automation Fund Class A: GNXAX Class C: GNXCX Class: GNXIX
AlphaCentric Symmetry Strategy Fund Class A: SYMAX Class C: SYMCX Class I: SYMIX

(collectively, the “Funds”)

April 1, 2022

This information supplements certain information contained in the

Funds’ Statement of Additional Information (collectively, the “SAI”), dated August 1, 2021. This Supplement supersedes the supplement to the SAI dated March 17, 2022.

______________________________________________________________________________

With much sorrow, we announce the passing of Trustee, Dr. Bert Pariser.  Any references to his role as a Trustee and committee member in the SAI should be disregarded.  The Board of Trustees is grateful for Dr. Pariser’s years of devoted service and contributions to the Trust.

The Board of Trustees has elected Michael Schoonover as President of the Trust and Alex Merino as Vice President of the Trust effective March 28, 2022. Accordingly, the table under the section of the Funds’ SAI entitled “Management - Trustees and Officers” is revised with the information below.

1

Name, Address, Year of Birth	Position(s) Held with Trust	Term and Length Served	Principal Occupation(s) During Past 5 Years
Michael Schoonover 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1983 Alex Merino 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1985	President Vice President	Since 2022 Since 2022

Chief Operating Officer, Catalyst Capital Advisors LLC & Rational Advisors, Inc., June 2017 to present; Portfolio Manager, Catalyst Capital Advisors LLC 12/2013 to 5/2021; Portfolio Manager, Rational Advisors, Inc. 1/2016 to 5/2018; President, MFund Distributors LLC, 1/2020 to present; COO, Catalyst International Advisors LLC, 11/2019 to present; COO, Insights Media LLC, 11/2019 to present; COO, MFund Management LLC, 11/2019 to present; COO, AlphaCentric Advisors LLC, since 1/2021.

Investment Operations Manager, MFund Management LLC, 1/2022 to present; Investment Operations Analyst, MFund Management LLC, 9/2020 to 12/2021; Tax Senior Associate, PwC Asset & Wealth Management NY Metro, 7/2016-6/2019

* * *

You should read this Supplement in conjunction with each Fund’s Prospectus, Summary Prospectus, and SAI, which provide information that you should know about the Funds before investing. These documents are available upon request and without charge by calling the Funds toll-free at 1-844-ACFUNDS (1-844-223-8637), or by writing to the Funds at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022.

Please retain this Supplement for future reference.